Balance Sheet Components - Schedule of Accrued Liabilities (Detail) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Payables And Accruals [Abstract]
Accrued payroll and related benefits	$ 2,883	$ 1,938	$ 1,652
Accrued accounts payable	1,138	1,880	143
Sales tax and medical device excise tax payable	151	219	499
Accrued legal, accounting and governance fees	537	857	901
Accrued interest			142
Other	445	519	296
Total accrued liabilities	$ 5,154	$ 5,413	$ 3,633